                               SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   QCS CORPORATION

--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:


          Notes:

                          [[LETTERHEAD OF QCS CORPORATION]]

                             650 Castro Street, Suite 210
                           Mountain View, California 94041
                                  T: (650) 966-1214
                                  http://www.qcs.net


September 30, 1998


Dear Stockholder:

You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Meeting") of QCS Corporation (the "Company") to be held on October 29, 1998.

The Meeting will begin promptly at 10:00 a.m., local time, at the Hyatt Rickeys Hotel, located at 4219 El Camino Real, Palo Alto, California 94306.

The official Notice of Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

Members of the Company's Board of Directors and management look forward to greeting personally those stockholders who are able to attend the Meeting.

Sincerely,

/s/Marcel van Heesewijk

Marcel van Heesewijk
President, Chief Executive Officer
and Chairman of the Board of Directors

                                   QCS CORPORATION
                             650 Castro Street, Suite 210
                           Mountain View, California 94041

                                   ----------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON OCTOBER 29, 1998

                                   ----------------


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of QCS Corporation, a Delaware corporation (the "Company"), will be held at the Hyatt Rickeys Hotel, located at 4219 El Camino Real, Palo Alto, California 94306, on October 29, 1998, at 10:00 a.m., local time, for the following purposes:

     1. To elect four (4) directors of the Company to hold office until the 1999 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to QCS.net Corporation;

     3. To approve an amendment to the Company's Certificate of Incorporation to eliminate the cumulative dividend to which the holders of the Company's Series A Convertible Preferred Stock previously have been entitled;

     4. To ratify and approve the adoption of the Company's 1997 Stock Option Plan and to approve the amendment of such Option Plan to increase the number of shares of the Company's common stock reserved for issuance thereunder from 3,000,000 shares of Common Stock to 4,000,000 shares of Common Stock;

     5. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending June 30, 1999; and

     6. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on September 15, 1998 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person.


                                        By Order of the Board of Directors


                                        /s/ Marcel van Heesewijk

                                        Marcel van Heesewijk
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER
                                        AND CHAIRMAN OF THE BOARD

Mountain View, California
September 30, 1998




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                                   QCS CORPORATION

                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON OCTOBER 29, 1998

                                  TABLE OF CONTENTS


                                                                            Page
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SHARES OUTSTANDING AND VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . 3

PROPOSAL ONE--ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . . . . . . . 8

PROPOSAL TWO--APPROVAL OF CHANGE IN THE NAME OF
     THE COMPANY TO QCS.NET CORPORATION. . . . . . . . . . . . . . . . . . . .22

PROPOSAL THREE--APPROVAL OF ELIMINATION OF THE CUMULATIVE
     DIVIDEND ON SERIES A CONVERTIBLE PREFERRED STOCK. . . . . . . . . . . . .23

PROPOSAL FOUR--RATIFICATION AND APPROVAL OF THE QCS
     CORPORATION 1997 STOCK OPTION PLAN AND AMENDMENT THERETO. . . . . . . . .25

PROPOSAL FIVE--RATIFICATION OF INDEPENDENT AUDITORS. . . . . . . . . . . . . .31

OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

                                  QCS CORPORATION
                            650 CASTRO STREET, SUITE 210
                          MOUNTAIN VIEW, CALIFORNIA 94041

                                  ----------------

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON OCTOBER 29, 1998

                                  ----------------

                                 GENERAL INFORMATION

     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of QCS Corporation, a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held at Hyatt Rickeys Hotel, located at 4219 El Camino Real, Palo Alto, California 94306, on October 29, 1998 at 10:00 a.m. (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement, the accompanying Notice of Annual Meeting and the form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about September 30, 1998.

     The shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted "FOR" the election of the directors to the Board nominated by the Board, "FOR" the approval of an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to change the name of the Company to QCS.net Corporation, "FOR" the approval of an amendment to the Certificate of Incorporation to eliminate the cumulative dividend to which the holders of the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") previously have been entitled, "FOR" the ratification and approval of the QCS Corporation 1997 Stock Option Plan (the "Option Plan") and the amendment of the Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder, "FOR" ratification of the selection of independent auditors for the fiscal year ending June 30, 1999 and as to any other matter that may be properly brought before the Meeting in accordance with the judgment of the proxy holders. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("Record Holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to Record Holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                         SHARES OUTSTANDING AND VOTING RIGHTS

RECORD DATE AND SHARES OUTSTANDING

     Only holders of shares of Common Stock of record as of the close of business on September 15, 1998 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, 19,186,478 shares of Common Stock (collectively, the "Shares") were issued and outstanding and the closing price of the Common Stock on the Nasdaq Over-the-Counter Market ("Nasdaq OTC") was $1.062 per share. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

QUORUM; BROKER NON-VOTES; ABSTENTIONS

     The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.


     Broker non-votes (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted, provided that approval of the proposal requires the approval by a majority of the Shares. For example, in the event that the approval of a proposal, as set forth herein, requires the approval of a majority of the Shares, a broker non-vote will be equivalent to a vote against such proposal.

     Directors will be elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. In determining whether a proposal that requires approval by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting, as submitted to the Company's stockholders in the Proxy Card, has been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

REVOCABILITY OF PROXY

     A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted "FOR" the election of the directors to the Board nominated by the Board, "FOR" the approval of an amendment to the Certificate of Incorporation to change the name of the Company to QCS.net Corporation, "FOR" the approval of an amendment to the Certificate of Incorporation to eliminate the cumulative dividend to which the holders of Series A Preferred Stock previously have been entitled, "FOR" the ratification and approval of the Option Plan and the amendment of the Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder, "FOR" ratification of the selection of independent auditors for the fiscal year ending June 30, 1999, and as to any other matter that may be properly brought before the Meeting in accordance with the judgment of the proxy holders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 11, 1998, assuming the conversion into Common Stock of 4,641,267 shares of Series A Preferred Stock, by
(i) each person who is known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Chief Executive Officer and the executive officers of the Company who earned in excess of $100,000 for all services in all capacities (collectively, the "Named Executive Officers"), as set forth below in the Summary Compensation Table, and (iv) all current directors and executive officers as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable community property law, and their address is 650 Castro Street, Suite 210, Mountain View, California 94041.



                                                    SHARES BENEFICIALLY OWNED(1)
                                                    ----------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                  NUMBER        PERCENT(2)
Marcel van Heesewijk                                   4,712,963          19.78%

Mattheus Wegbrans                                      2,183,100           9.16%
Chemin de la Cairee -- Villa Ariari
06140 St Paul de Vence
France

Carlyle-QCS Partners, LP                            3,297,630(3)          13.79%
1001 Pennsylvania Avenue, NW
Washington, D.C.  20004

French American Banking Corporation                    2,114,100           8.87%
World Financial Center, Tower A
200 Liberty Street
New York, NY  10281

Proactive Partners, L.P. et al.                     1,814,400(4)           7.61%
50 Osgood Place, Penthouse
San Francisco, CA  94133




STF Management Limited                              1,891,200(5)           7.94%
as General Partner of Sharp Technology Fund I &
II, LP
1 Cornwall Street, 4th Floor
Birmingham, UK

Todd S. Myhre                                       1,372,077(6)           5.44%

Leo Klijn                                             798,000(7)           3.31%

Louis A. Delmonico                                        75,000               *

Johan Vunderink                                       121,000(8)               *

All Directors and Executive Officers as a group    7,890,063 (9)          32.67%
(5 persons)


---------------


* Less than 1%.


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days of September 11, 1998 are deemed outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person or entity holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Percentage ownership is based on (i) 19,186,478 shares of Common Stock outstanding as of September 11, 1998, (ii) 4,641,267 shares of Series A Preferred Stock outstanding as of September 11, 1998, the terms of which shares are substantially equivalent to shares of Common Stock and may be converted into shares of Common Stock at any time at the option of the respective holders, and (iii) 534,152 shares of Common Stock underlying currently exercisable warrants to purchase such shares of Common Stock at a purchase price of $0.01 per share.

(3) Includes 1,456, 311 shares of Common Stock and assumes the conversion of 1,695,688 shares of Series A Preferred Stock, which amount includes a dividend of 239,377 shares of Series A Preferred Stock. Also includes warrants to purchase 145,631 shares of Common Stock that are exercisable within 60 days of September 11, 1998.

(4) Includes 455,016 shares of Common Stock held by each of Proactive Partners, L.P.

  ("Proactive") and Lagunitas Partners, L.P. ("Lagunitas"), respectively, and assumes the conversion of 452,184 shares of Series A Preferred Stock held by each of Proactive and Lagunitas, respectively, which latter amount includes a dividend of 63,834 shares of Series A Preferred Stock to be distributed by the Company to each of Proactive and Lagunitas pursuant to the dividend of shares of Series A Preferred Stock more fully described in Proposal Three of this Proxy Statement. Charles C. McGettigan, Myron A. Wick III, J. Patterson McBaine and Jon D. Gruber are the general partners of Proactive Investment Managers, L.P., the general partner of Proactive. In addition, Messrs. McBaine and Gruber control the entity that is the controlling general partner of Lagunitas. With respect to Proactive, Messrs. McGettigan, Wick, McBaine and Gruber, as general partners of Proactive Investment Managers, L.P., share voting power and investment power of the shares and may be deemed to be beneficial owners of the shares held by Proactive. With respect to Lagunitas, Messrs. McBaine and Gruber share voting power and investment power of the shares and may be deemed to be beneficial owners of the shares held by Lagunitas. Messrs. McGettigan, Wick, McBaine and Gruber disclaim ownership of any such shares except to the extent of their respective interests in such shares arising from their pecuniary interests in Proactive, Lagunitas, or any other entities they control or for which they exercise voting and investment power.

(5) Includes 873,787 shares of Common Stock and assumes conversion of 1,017,413 shares of Series A Preferred Stock held by STF Management Limited, which amount includes a dividend of 143,626 shares of Series A Preferred Stock to be distributed by the Company to each of Proactive and Lagunitas pursuant to the dividend of shares of Series A Preferred Stock more fully described in Proposal Three of this Proxy Statement.

(6) Consists of options to purchase 1,372,077 shares of Common Stock that are exercisable within 60 days of September 11, 1998.

(7) Consists of (i) 498,000 shares of Common Stock and (ii) options to purchase 300,000 shares of Common Stock that are exercisable within 60 days of September 11, 1998.

(8) Consists of (i) 100,000 shares of Common Stock and (ii) warrants to purchase 21,000 shares of Common Stock, held by Het Goede Paard b.v. (a company wholly-owned by Mr. Vunderink), that are exercisable within 60 days of September 11, 1998.

(9) Includes (i) Mr. Klijn's options to purchase 300,000 shares of Common Stock and (ii) Mr. Vunderink's warrants to purchase 21,000 shares of Common Stock, each of which are exercisable within 60 days of September 11, 1998.

                                     PROPOSAL ONE
                                ELECTION OF DIRECTORS
                              (ITEM 1 ON THE PROXY CARD)


     The Board currently consists of four directors, and, as proposed, four directors are to be elected to the Board at the Meeting. The Company's Bylaws (the "Bylaws") provide that the number of directors is determined by resolution of the Board, and the Certificate of Incorporation provides that the number of directors cannot be increased above seven without the consent of the holders of at least 65% of the outstanding shares of Series A Preferred Stock.

     In addition, the Certificate of Incorporation provides that the holders of the Series A Preferred Stock (the "Series A Holders"), voting as a separate class, are entitled to elect up to three directors (the "Series A Directors").
A quorum of 65% of the outstanding shares of Series A Preferred Stock, in person or by proxy, is required to elect the Series A Directors. To date, the Series A Holders have not exercised their right to elect the Series A Directors, and the Company does not believe currently that the Series A Holders will exercise such right in connection with the directors to be elected at the Meeting. In the event that the Series A Holders choose to nominate and elect the Series A Directors, such election shall be conducted through an action by written consent of the Series A Holders, and the number of directors will be increased accordingly to accommodate the Series A Directors.

     Under the Certificate of Incorporation, holders of the Common Stock are entitled to elect the Company's directors, subject to the provisions of the Certificate of Incorporation and Bylaws.

     Each director nominee elected at the Meeting will hold office until the next annual meeting of stockholders of the Company, or until his successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve; but, in the event that any director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee. THE BOARD RECOMMENDS VOTING "FOR" THE FOUR (4) NOMINEES BELOW LISTED.

INFORMATION REGARDING DIRECTOR NOMINEES

     The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the four director nominees at the Meeting, each of whom is currently a director of the Company.


 NAME                     AGE         PRINCIPAL OCCUPATION FOR THE PAST FIVE                            DIRECTOR
                                             YEARS AND OTHER DIRECTORSHIPS                                SINCE
-----------------------------------------------------------------------------------------------------------------
 Marcel van Heesewijk     37       Mr. van Heesewijk has served as a Director since 1993 and as           1993
                                   Chairman of the Board since October 1996, and has served as the Company's President and Chief Executive Officer from 1993 through October 1996 and from February 1997 until the present.
                                   Mr. van Heesewijk has also served as the Company's Acting
                                   Chief Financial Officer since February 1997, and as Vice
                                   President of Business Strategies and Alliances from October
                                   1996 to February 1997.  From January 1990 to June 1992, Mr.
                                   van Heesewijk was the General Manager of European operations for Pande Inc., a software engineering services firm. From
                                   January 1987 to January 1988,  Mr. van Heesewijk held
                                   management positions with Siemens AG in both Germany and
                                   Portugal.  Mr. van Heesewijk earned his bachelor's degree in
                                   Economics from the University of Groningen in the Netherlands in 1984 and earned his degree of the EAP, European School of
                                   Management Studies in Paris, Oxford and Berlin in 1986.




 NAME                     AGE         PRINCIPAL OCCUPATION FOR THE PAST FIVE                            DIRECTOR
                                             YEARS AND OTHER DIRECTORSHIPS                                SINCE
-----------------------------------------------------------------------------------------------------------------
 Mattheus Wegbrans        48       Mr. Wegbrans has served as a Director since July 1996, and             1993
                                   served as the Company's Executive Vice President of Field
                                   Operations and Sales from July 1996 until June 1998.  From
                                   December 1994 to August 1996, Mr. Wegbrans served as a Vice
                                   President of Digital Equipment Corporation ("DEC"), where he was responsible for the management of DEC's computer systems business in Europe, the Middle East and Africa.  Mr. Wegbrans
                                   served as the Company's Vice President of Sales and Marketing
                                   from 1993 to December 1994.   From June 1992 to June 1993, Mr.
                                   Wegbrans was a Director of Software Publishing Corporation
                                   and, from July 1990 to May 1992, a founder and President of
                                   NeXT Computer Europe.

 Johan Vunderink          51       Mr. Vunderink has served as a Director since July 1997. From           1997
                                   March 1996 to the present, Mr. Vunderink has served as Chief
                                   Executive Officer of The Right Fit b.v., a management
                                   consulting company.  From 1992 to March 1996, Mr. Vunderink served as Executive Vice President of Marketing and Sales of
                                   BSO Holding b.v.  From 1989 to 1992 Mr. Vunderink was
                                   President and CEO of Origin Technology, which subsequently was merged into BSO Holding b.v.



 NAME                     AGE         PRINCIPAL OCCUPATION FOR THE PAST FIVE                            DIRECTOR
                                             YEARS AND OTHER DIRECTORSHIPS                                SINCE
-----------------------------------------------------------------------------------------------------------------
 Louis A. Delmonico       57       Dr. Delmonico has served as a Director since April 1998.               1998
                                   Since September 1994, he has served as the President and
                                   Director of L.A. Delmonico Consulting Inc., an independent consulting firm.  From September 1994 to May 1995, Dr.
                                   Delmonico served as the Vice Chairman of the MacNeal-
                                   Schwendler Corporation, a mechanical engineering software and services company.  From May 1987 to August 1994, Dr. Delmonico served as the Chairman and CEO of PDA Engineering Inc., a
                                   mechanical engineering software and services company. In
                                   addition, he is currently an adviser to and director of
                                   several private software companies.  Dr. Delmonico earned his
                                   Ph.D. in Marketing from the University of Upsalla, Sweden in
                                   1967.




VOTE REQUIRED AND BOARD RECOMMENDATION

     The four nominees for director receiving the highest number of affirmative votes of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for them shall be elected as directors of the Company. Votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's nominees. If any of the nominees is unable or declines to serve as a director at the time of the Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees will be unable or will decline to serve as a director.

     THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES ABOVE LISTED.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

The executive officers and directors of the Company and their ages as of the Record Date are as follows:

          NAME              AGE               POSITION WITH COMPANY
--------------------------------------------------------------------------------
 Marcel van Heesewijk        37    President, Chief Executive Officer, Acting
                                   Chief Financial Officer and Chairman of the
                                   Board
 Mattheus Wegbrans           48    Director
 Johan Vunderink (1), (2)    50    Director
 Louis A. Delmonico (1), (2) 57    Director
 Leo Klijn                   35    Vice President of Corporate Operations


-------------

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

     A description of the background of each of the Company's current directors has been provided above under "Information Regarding Director Nominees." A description of the background of each of the Company's executive officers who is not a director follows:

     LEO KLIJN has served as the Company's Vice President of Corporate Operations since June 1997. From January 1994 to June 1997, Mr. Klijn served as the Vice President and General Manager of the Company's Asia-Pacific operations. From January 1987 to January 1994, he occupied various management positions with the Casino Group, France's fourth biggest integrated retailing company, in its food processing division and the sales and marketing of private label products to importers and retailers in North America, Europe and Asia. From January 1992 to January 1994, Mr. Klijn established and managed Casino Group's buying office in Asia. Mr. Klijn earned his bachelor's degree from Nijenrode University, Netherlands School of Business in 1983 and a degree of the EAP, European School of Management Studies in Paris, Oxford and Berlin in 1986.

BOARD OF DIRECTORS

     The Board currently consists of four members, Messrs. van Heesewijk, Wegbrans, Vunderink and Delmonico. The Company's Bylaws provide that the determination of the number of directors shall be set by resolution of the Board, with the current authorized number set at four directors. The Certificate of Incorporation provides that the number of directors constituting the Board cannot exceed seven, unless approved by the holders of at least 65% of the outstanding shares of Series A Preferred Stock voting together as one class. In addition, the holders of the Series A

Preferred Stock, voting as a separate series, are entitled to elect no less than three directors of the Board.

     The Board has recently formed a compensation committee (the "Compensation Committee") and an audit committee (the "Audit Committee"), each composed of Messrs. Vunderink and Delmonico. The Compensation Committee will make recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees. The Audit Committee will aid management in the establishment and supervision of the Company's financial controls, evaluate the scope of the annual audit, review audit results, consult with management and the Company's independent auditors prior to the presentation of financial statements to the stockholders and, if appropriate, initiate inquiries into aspects of the Company's financial affairs.

     Executive officers are appointed by, and serve at, the discretion of the Board. There are no family relationships among any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 1998 ("Fiscal 98"), the Board held five meetings. Each director attended at least 75% of the meetings held during Fiscal 98 which occurred on or after the initiation of his term as a director.

     During Fiscal 98, the Board formed an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee nor a committee that performs equivalent functions of a nominating committee. The Audit Committee and the Compensation Committee currently are composed of Messrs. Vunderink and Delmonico. Neither the Audit Committee nor the Compensation Committee held any meetings during Fiscal 98.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT OF 1934

     Section 16(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, based solely on conversations with the Company's officers and directors and a review of such reports filed with the SEC, the Company is aware of the following Form 3's and Form 4's which have not been filed: one Form 3 which has not been filed by Leo Klijn, the Company's Vice President of Corporate Operations; one Form 3 and one Form 4 (one transaction) which have not been filed by Johan Vunderink, a director of the Company; one Form 3 and two Form 4's (one transaction each) which have not been filed by Louis A. Delmonico, a director of the Company; and one Form 3 which has not been filed by Carlyle-QCS Partners, LP, a 10% stockholder. The Company is making every effort to assist in the filing of these forms with the SEC. The Company is not aware of any other applicable Section 16(a) filings which have not been filed as required.

                                EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

     Messrs. Vunderink and Delmonico each currently receive $1,500 for each Board meeting that they attend. The other directors of the Company have not historically and do not currently receive cash for services that they provide as directors, although they are reimbursed in accordance with the Company's policy for their expenses in connection with attending meetings of the Board. Directors serving on committees of the Board receive no special compensation for such activities. The Company may elect to pay additional cash compensation or grant additional options to directors in the future.

EXECUTIVE COMPENSATION

     The following table shows, for the three fiscal years ended June 30, 1998, the cash and other compensation awarded to, earned by or paid to Mr. Heesewijk and each other executive officer who earned in excess of $100,000 for all services in all capacities:

                              SUMMARY COMPENSATION TABLE


 NAME AND PRINCIPAL POSITION     YEAR             ANNUAL COMPENSATION
                                        ----------------------------------------
                                           SALARY       BONUS         OTHER
                                             ($)         ($)          ANNUAL
                                                                   COMPENSATION
                                                                       ($)
--------------------------------------------------------------------------------
 Marcel van Heesewijk            1998        $99,000      --         $69,000(1)
 President, CEO, Acting CFO
 and Chairman of the Board
                                 1997       $101,000      --         $53,000(2)
                                 1996       $103,000      --         $44,000(3)

 Mattheus Wegbrans(4)            1998       $139,400      --            --
      Director
                                 1997       $132,000      --         $12,000(5)
                                 1996        --           --            --

 Leo Klijn                       1998        $79,200      --         $48,600(6)
      Vice President of
      Corporate Operations
                                 1997       $100,400      --         $30,000(7)
                                 1996        $90,000      --         $35,000(8)

--------------

(1) Includes $13,000 of automobile expenses, $45,000 of housing expense and $11,000 of relocation expenses.

(2)  Includes $8,000 of automobile expenses and $45,000 of housing expenses.

(3)  Includes $44,000 of housing expenses.

(4) Mr. Wegbrans rejoined the Company in August 1996 and did not receive any compensation during the fiscal year ended June 30, 1996. Mr. Wegbrans resigned from his position as Executive Vice President of Field Operations and Sales effective June 30, 1998 and retained his seat on the Board.

(5)  Includes $12,000 of housing expenses.

(6)  Includes $7,800 of automobile expenses and $40,800 of housing expenses.

(7)  Includes $30,000 of housing expenses.

(8)  Includes $35,000 of housing expenses.

QCS CORPORATION 1997 STOCK OPTION PLAN

     In December 1997, the Board readopted, subject to stockholder approval, the Option Plan, which provides for the grant of incentive stock options (collectively, "ISOs") to employees and nonstatutory stock options to employees, directors and consultants. A total of 3,000,000 shares of Common Stock have been reserved for issuance under the Option Plan, under which options to purchase 1,948,077 shares of Common Stock have been granted as of September 11, 1998. In August 1998, the Board adopted, subject to stockholder approval, an amendment to the Option Plan to increase the number of shares reserved for issuance thereunder from 3,000,000 to 4,000,000 shares of Common Stock. Options granted under the Option Plan typically vest over five years. The Board is currently responsible for administering the Option Plan and determining the exercise price of options granted thereunder to executive officers and directors of the Company. The exercise price of ISOs must be at least equal to the fair market value of the Common Stock on the date of grant. In addition, the exercise price of any stock option granted to an optionee who owns stock representing more than 10% of the voting power of all classes of stock of the Company must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in such consideration as determined by the Board. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the term of the option is limited to five years or less. The term for all other options may not exceed ten years.

     The Board may amend or modify the Option Plan at any time without the consent of the optionees, so long as such action does not adversely affect their outstanding options. In addition, no amendment of the Option Plan may, without the approval of the Company's stockholders, (i) modify the class of individuals eligible for participation, (ii) increase the number of shares available for issuance, except in the event of certain changes to the Company's capital structure, (iii) materially increase the benefits accruing to optionees under the Option Plan, or (iv) extend the term of the Option Plan. The Option Plan will terminate in 2007, unless sooner terminated by the Board.

     As of September 11, 1998, the Company had outstanding options under the Option Plan for an aggregate of 1,948,077 shares of Common Stock.

     See "Proposal Four" of this Proxy Statement for more detail regarding the Option Plan.

ADDITIONAL OPTION GRANTS

     In October 1996, the Company granted options to Todd Myhre to purchase 2,858,493 shares of Common Stock, vesting over 18 months, as compensation for serving as the Company's President, Chief Executive Officer and director. In February 1997, these options were rescinded by mutual agreement, and Mr. Myhre resigned from his position with the Company and from the Board. The Company then granted new options to Mr. Myhre to purchase 1,372,077 shares of Common Stock at $2.27 per share under the Option Plan pursuant to a consulting agreement.

These options are fully vested and may be exercised on or before April 11, 1999.

     Prior to the fiscal year ended June 30, 1997, upon approval of the Board, the Company issued options to purchase an additional 1,008,000 shares of Common Stock under individual stock option agreements. 1,450,000 shares were authorized for grant under these agreements. These options generally become exercisable over a three year period and expire ten years from the date of grant. Unvested options are canceled upon termination of employment and become available under the Option Plan.

     The following table sets forth certain information regarding options to purchase shares of Common Stock held as of June 30, 1998 by each of the Named Executive Officers.


                                                                           NUMBER OF
                                                                           SECURITIES         VALUE OF
                                                                           UNDERLYING        UNEXERCISED
                                                                           UNEXERCISED      IN-THE-MONEY
                                                                         OPTIONS/SARS AT   OPTIONS/SARS AT
                                                                         FISCAL YEAR END   FISCAL YEAR END
                                                                               (#)             ($) (1)
                                        SHARES                         -----------------------------------
                                       ACQUIRED ON      VALUE              EXERCISABLE/     EXERCISABLE/
   NAME                                 EXERCISE (#)   REALIZED ($)        UNEXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Leo Klijn                                   --              --              300,000 / 0    $562,500 / $0



--------------

(1) Calculated by determining the difference between the closing price of the Common Stock underlying the option as quoted on the Nasdaq OTC on June 30, 1998 ($1.875) and the exercise price of the option.

EMPLOYMENT AND CONSULTING ARRANGEMENTS

     The Company entered into a consulting agreement effective as of May 1, 1998 with L.A. Delmonico Consulting Inc., of which Louis A. Delmonico, a director of the Company, is the President. This agreement provides for compensation of $1,500 per day; to date, Dr. Delmonico's compensation has been $3,000.

SIMPLE RETIREMENT ACCOUNT

     In February 1998, the Company established simple retirement accounts (the "Retirement Accounts") covering certain of the Company's eligible employees.
The Retirement Accounts are intended to qualify under Section 408(p) of the Internal Revenue Code, as amended ("IRC"). To qualify as an "eligible employer" with respect to any year, the Company must have no more than

100 employees who received at least $5,000 of compensation from the Company for the preceding year. In the event that the Company maintains the Retirement Accounts for one or more years and then fails to be an eligible employer for any subsequent year, the Company will be entitled to a two-year grace period following the last year that the Company was an eligible employer. Pursuant to the Retirement Accounts, eligible employees may elect to have the Company make contributions under a qualified salary reduction arrangement as a percentage of compensation in an aggregate amount not to exceed $6,000 for each eligible employee in any year. The Company is required to make matching contributions to the Retirement Accounts for any year in amounts equal to so much of the respective amounts that the eligible employees elect as does not exceed the applicable percentage of compensation for the year. Under Section 408(p) of the IRC, the term "applicable percentage" means three percent (3%); provided, however, that the Company may elect to apply a lower percentage (not less than one percent (1%)) for any year if such election does not result in the applicable percentage being lower than three percent (3%) in more than two of the years in the five-year period ended with such year. The Company elected an applicable percentage equal to one percent (1%) for the first year of the Retirement Accounts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During Fiscal 98, the Compensation Committee consisted of Messrs. Vunderink and Delmonico and currently consists of Messrs. Vunderink and Delmonico. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during Fiscal 98.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has from time to time granted options and other compensation to its directors and executive officers. The Company also has entered into employment and consulting arrangements with certain executive officers and directors of the Company. See "Security Ownership of Certain Beneficial Owners and Management" and "--Employment and Consulting Arrangements."

     On August 12, 1997, the Company entered into an agreement with Het Goede Paard b.v. ("HGP"), a company wholly owned by Mr. Vunderink, a director of the Company. Under this agreement, HGP agreed to arrange for investors to acquire equity interests in the Company. The agreement provides that HGP is entitled to a finder's fee of five percent of the aggregate amount of any investments made because of its efforts. Seventy percent of such finder's fee is to be paid in the form of warrants to purchase the Company's shares of Common Stock, and the remaining thirty percent is to be paid in cash. Pursuant to this Agreement, in Fiscal 98 the Company paid to HGP a total of $6,750 in cash and warrants to purchase 21,000 shares of Common Stock at $.75 per share.

     All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board, including a majority of the disinterested members of the Board or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                     PROPOSAL TWO
                                APPROVAL OF CHANGE IN
                             THE NAME OF THE COMPANY TO
                                 QCS.NET CORPORATION

                              (ITEM 2 ON THE PROXY CARD)


     The Board believes that it is desirable for the stockholders to consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to better reflect the Company's business and its internet-based products and services. The Board believes that the name "QCS.net Corporation" will achieve this objective and promote recognition of the Company's website. Pursuant to the proposal, the name of the Company will be changed from QCS Corporation to QCS.net Corporation.

     The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold. In addition, the Company will request that Nasdaq allow the Company to continue to use the ticker symbol "QCSC."

     Other than changing the Company's name to QCS.net Corporation, and the proposed elimination of the cumulative dividend for the Series A Preferred Stock as set forth below in Proposal Three, the proposed amendment in no way changes the Certificate of Incorporation.

     The Board has adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to the stockholders for their approval at the Meeting. The proposed amendment to the Certificate of Incorporation is attached hereto as "EXHIBIT A." If adopted by the stockholders, the amendment will become effective upon filing as required by the Delaware General Corporation Law.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Ratification and approval of the amendment to the Certificate of Incorporation to change the name of the Company to QCS.Net Corporation requires the affirmative vote of a majority of the Shares. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CHANGE IN NAME OF THE COMPANY TO QCS.NET CORPORATION.

                                   PROPOSAL THREE
                             APPROVAL OF ELIMINATION OF
                              THE CUMULATIVE DIVIDEND
                    ON THE SERIES A CONVERTIBLE PREFERRED STOCK

                             (ITEM 3 ON THE PROXY CARD)


     The Board believes that it is desirable for the stockholders to consider and act upon a proposal to amend the Certificate of Incorporation to eliminate the cumulative dividend to which the Series A Holders previously have been entitled (the "Series A Dividend").

     On June 17, 1998, the Company sent a letter (the "June 17 Letter") to the Series A Holders in connection with a proposed recapitalization of the Company. The June 17 Letter provided for, among other things, the consent of the Series A Holders to (i) eliminate the Series A Dividend (as provided for in Article 4(c) (Dividends) of the Certificate of Incorporation); and (ii) pay all amounts accrued with respect to such dividend through the pro rata issuance of additional shares of Series A Preferred Stock (calculated in accordance with the terms of the June 17 Letter) in lieu thereof.

     On July 23, 1998, the Company sent an additional letter to the Series A Holders, confirming that the Company had received, on or prior to June 30, 1998, executed copies of the June 17 Letter from holders holding in excess of eighty percent (80%) of the outstanding shares of Series A Preferred Stock, thereby constituting sufficient authorization and approval to amend the Certificate of Incorporation in order to eliminate the Series A Dividend. As consideration for the elimination of the Series A Dividend, the Board has approved the issuance of
(i) an aggregate of 660,681 shares of Series A Preferred Stock on a pro rata basis to the Series A Holders as of June 30, 1998, and (ii) an aggregate of 61,607 shares of Common Stock to two stockholders that subsequently converted their shares of Series A Preferred Stock into shares of Common Stock.

     Given that the Company has received the requisite approval from the holders of Series A Preferred Stock to eliminate the Series A Dividend, the purpose of this Proposal Three is to obtain the requisite authorization and approval only to amend the Certificate of Incorporation to reflect the elimination of the Series A Dividend. Other than eliminating the Series A Dividend, and the proposed change in the Company's name as set forth above in Proposal Two, the proposed amendment in no way changes the Certificate of Incorporation.

     The proposed amendments to the Certificate of Incorporation of the Corporation, which are to Section (c) and Section (d)(1)(i) of the Article numbered "FOURTH", are, respectively, set forth as follows:

     SECTION (c)

     "The Series A Preferred shall not be entitled to any preference in the receipt of dividends. In the event that the Board of Directors declares a dividend with respect to the Common Stock, each share of Series A Preferred shall be entitled to participate in and receive said dividend, out of funds legally available therefor, based on the number of shares of Common Stock into which such share of Series A Preferred could be converted as of the date of such declaration."

     SECTION (d)(1)(i)

     "Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each of the holders of the shares of Series A Preferred shall be paid an amount equal to One Dollar and Three Cents ($1.03) per share of Series A Preferred held by such holder, such amount payable with respect to one (1) share of Series
     A Preferred being sometimes referred to herein as the "Series A Liquidation Preference Payment," and with respect to all shares of Series A Preferred being sometimes referred to herein as the "Series A Liquidation Preference Payments."

     The Board has adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to the stockholders for their approval at the Meeting. If adopted by the stockholders, the amendment to the Certificate of Incorporation will become effective upon filing as required by the Delaware General Corporation Law.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Ratification and approval of the amendment to the Certificate of Incorporation to eliminate the Series A Dividend requires the affirmative vote of a majority of the Shares. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF ELIMINATION OF THE CUMULATIVE DIVIDEND ON THE SERIES A PREFERRED STOCK.

                                   PROPOSAL FOUR
                            RATIFICATION AND APPROVAL OF
                   THE QCS CORPORATION 1997 STOCK OPTION PLAN AND
                                 AMENDMENT THERETO
                             (ITEM 4 ON THE PROXY CARD)

     The Option Plan was adopted by the Board and became effective on December 1, 1997 (the "Effective Date"), and is submitted to the stockholders for ratification and approval at the Meeting. Under the Option Plan, 3,000,000 shares of Common Stock were initially reserved for issuance upon exercise of options granted by the Company (the "Option Shares"). In August 1998, the Board adopted the proposed amendment which, in addition to the ratification of the Option Plan, is the subject of this Proposal Four. The proposed amendment to the Option Plan increases the number of Option Shares from 3,000,000 to 4,000,000 shares of Common Stock. As of September 11, 1998, options to purchase a total of 2,956,077 shares of Common Stock have already been granted, including options to purchase 1,008,000 shares of Common Stock granted prior to the adoption of the Option Plan.

     The Board believes that approval of Proposal Four is important because it will provide the Company with the flexibility to grant stock options that the Company believes will be required to facilitate potential future growth. The Board believes that the Option Plan and the proposed amendment thereto encourages and assists the Company's employees to acquire an equity interest in the Company, helps align employee interests with other stockholders, helps provide for the future financial security of the Company's employees and fosters good employee relations. The opportunity for employees to acquire shares of Common Stock pursuant to the Option Plan will be important to attract and retain qualified employees who are essential to the success of the Company. The Board believes that the increase in the Option Shares to 4,000,000 shares will provide the Company with a reasonable reserve of Option Shares for potential growth.

     Stockholders are requested in this Proposal Four to ratify and approve the Board's adoption of the Option Plan as of the Effective Date and the proposed amendment to the Option Plan. An affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for the approval and ratification of the Option Plan and the proposed amendment to the Option Plan.

     The essential features of the Option Plan are outlined below.

PURPOSE

     The general purpose of the Option Plan is to assist the Company in the recruitment, retention and motivation of employees, directors and consultants who are in a position to make contributions to the Company's progress. The Option Plan offers a significant incentive to the employees, directors and consultants of the Company by enabling such persons to acquire shares of Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

SHARES SUBJECT TO THE OPTION PLAN

     In the event of any increase or decrease in the number of issued shares of Common Stock resulting from the payment of a stock split, a reverse stock split, a stock dividend, recapitalization, combination or reclassification of the Company's stock or any other event which results in an increase or decrease in the number of issued shares effected without receipt of consideration by the Company, the Board will make adjustments in the number and/or exercise price of options and/or the number of shares of Common Stock available under the Option Plan, as appropriate. The Board's determination in connection with such adjustments will be final, binding and conclusive. Except as expressly provided in the Option Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares subject to a stock option.

     If this proposal is approved, the aggregate number of shares of Common Stock that will be reserved for issuance under the Option Plan will be increased from 3,000,000 to 4,000,000 shares.

ADMINISTRATION

     The Option Plan is administered by the Board. Subject to the limitations set forth in the Option Plan, the Board has the authority to determine to whom options will be granted (including initial grants to incoming directors), the term during which an option may be exercised and the rate at which an option may be exercised.

     The Option Plan provides for the grant of both ISOs intended to qualify as such under Section 422(b) of the IRC and nonstatutory stock options ("NSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company. NSOs may be granted to employees (including officers and directors who are also employees), directors and consultants of the Company. If any options granted under the Option Plan for any reason expire or are canceled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such options again become available for issuance under the Option Plan. Options granted pursuant to the Option Plan will vest at the times determined by the Board (generally over a five-year period).

     The maximum term of each stock option granted under the Option Plan is ten years. Stock options granted under the Option Plan must be exercised by the optionee before the earlier of the expiration date specified in the optionee's stock option agreement or 90 days after termination of the optionee's employment, except that the period may be extended on certain events, including death and termination due to disability, but not beyond the maximum ten-year term.

     The exercise price of all ISOs granted under the Option Plan must be no less than 100% of the fair market value per share of Common Stock on the date of grant. In the case of NSOs, the per share exercise price may be no less than 85% of the fair market value per share of Common Stock on the date of grant. With respect to an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price of any stock option granted must be no less than 110% of the fair market value per share of Common Stock on the date of grant. In addition to payment in cash, the Option Plan permits an optionee, with the approval of the Board, to pay the exercise price of an option, all or in part, with (i) shares of Common Stock which have already been owned by the optionee or his or her representative and which are surrendered to the Company in good form for transfer, or (ii) by delivery of a full recourse promissory note secured by a pledge of the shares purchased. Such shares of Common Stock shall be valued at their fair market value on the date when the new shares of Common Stock are purchased under the Option Plan.

     Based upon the closing price of the Company's shares of Common Stock on Nasdaq OTC on September 11, 1998 ($1.125 per share), the maximum aggregate value of the underlying securities to be issued under the Option Plan, if the Option Plan is amended as proposed, is currently approximately $4.5 million. The actual value of the securities to be issued under the Option Plan will be determined by the fair market value of the underlying securities on the date(s) such securities are issued.

NONTRANSFERABILITY

     During an optionee's lifetime, such optionee's option(s) shall be exercisable only by him or her and will not be transferable except pursuant to a qualified domestic relations order as defined by the IRC. In the event of an optionee's death, such optionee's option(s) shall not be transferable other than by will or by the laws of descent and distribution.

DURATION, AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Option Plan at any time, except that any amendment, suspension or termination shall not affect any option previously granted. Any amendment of the Option Plan, however, that (i) increases the number of shares of Common Stock subject to the Option Plan, other than any increase pursuant to reorganization, (ii) materially modifies the requirements as to eligibility for participation in the Option Plan,
(iii) materially increases the benefits accruing to holders of stock options under the Option Plan, or (iv) extends the term of the Option Plan, will be subject to approval of the Company's stockholders by the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a duly held stockholders' meeting. Stockholder approval is not required for any other amendment of the Option Plan. Unless sooner terminated by the Board, the Option Plan will terminate in 2007, and Options outstanding upon the date of termination shall remain in effect until they are exercised or expire by their terms. The Option

Plan shall expire for all purposes on the date twenty (20) years following the Effective Date.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS

     Under federal income tax law, a grant of an ISO under the Option Plan is not a taxable event for the Company or the recipient. Generally, the exercise of an ISO also will not result in any federal income tax consequences to the Company or the recipient except in circumstances where the alternative minimum tax applies. In calculating alternative minimum taxable income ("AMTI"), the excess of the fair market value of the shares of Common Stock acquired upon exercise of the ISO, generally determined at the time of exercise, over the amount paid for the shares of Common Stock by the taxpayer is included. However, if such shares are disposed of in a "disqualifying disposition," as defined below, in the year of exercise, the maximum amount included as AMTI is the gain on the disposition of such shares.

     When the recipient disposes of ISO shares after the shares have been held for at least two years from the date of grant of the ISO and one year after its exercise ("ISO holding period"), the recipient will recognize capital gain or loss equal to the difference between the basis in the shares (generally the exercise price) and the amount received in such disposition. If the recipient disposes of the ISO shares prior to the expiration of the ISO holding period, a "disqualifying disposition" is deemed to have occurred and the recipient must recognize compensation (ordinary) income equal to the lesser of (1) the difference between the ISO exercise price and the stock's fair market value on the date of exercise or (2) the recipient's actual gain, if any, on the purchase and sale. The compensation income is then added to the basis of the ISO shares for purposes of calculating gain or loss on the disposition of the ISO shares. The Company is entitled to take a deduction for the compensation income recognized on the disqualifying disposition if it has properly tracked the disqualifying transaction.

NONSTATUTORY STOCK OPTIONS

     There will be no federal income tax consequences to the Company or the recipient as a result of a grant of an NSO under the Option Plan. Upon exercise of such an option, the recipient will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of stock acquired at the time of exercise over the exercise price. Upon the subsequent disposition of the shares, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the shares on the date of exercise. The optionee's holding period in the shares, for capital gain and loss purposes, begins on the date of exercise.

     In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of an NSO granted under the Option Plan for any amounts included by the recipient as ordinary income at the time the recipient is taxed on such amounts. This compensation is subject to withholding and the Company reports the income on a Form W-2 or 1099.

OTHER TAX CONSEQUENCES

     The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Option Plan. Tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Option Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

EXEMPTION FROM SECTION 16 OF THE EXCHANGE ACT

     Section 16 of the Exchange Act ("Section 16") establishes insider liability for profits realized from any "short-swing" trading transaction (i.e., purchase and sale, or sale and purchase within less than six months). Grants of options are generally viewed as purchases of the underlying securities for purposes of
Section 16. Rule 16b-3 under the Exchange Act ("Rule 16b-3") provides that transactions by officers and directors pursuant to an employee stock option plan, such as option grants, are exempt from Section 16 liability provided that the plan meets certain requirements. In general, such exemption from such rules require that the transactions be: (i) approved by the Board, or a committee of the Board that is composed solely of two or more Non-Employee Directors, as such term is defined in Rule 16b-3; (ii) approved or ratified by either the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with Delaware law or the written consent of the holders of a majority of the securities of the Company entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or (iii) equity securities of the Company so acquired are held by the officer or director for a period of at least six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

     The Option Plan is structured to comply with the above exemption requirements of Rule 16b-3.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Ratification and approval of the Option Plan and its subsequent amendment as discussed herein requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

     The Board believes that the Option Plan and its subsequent amendment encourages and assists the Company's employees to acquire an equity interest in the Company, helps align employee interests with other stockholders, helps provide for the future financial security of the Company's employees and fosters good employee relations. The opportunity for employees to acquire shares of Common Stock pursuant to the Option Plan will be important to attract and retain qualified employees who are essential to the success of the Company.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE OPTION PLAN AND THE AMENDMENT THERETO.

                                    PROPOSAL FIVE
                         RATIFICATION OF INDEPENDENT AUDITORS
                              (ITEM 5 ON THE PROXY CARD)


     The Board has selected PricewaterhouseCoopers LLP ("PWC") as the Company's independent auditors for the fiscal year ending June 30, 1999, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. PWC has audited the Company's financial statements annually since the fiscal year ended June 30, 1996. Its representatives are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of PWC as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board is submitting the selection of PWC to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its stockholders.

VOTE REQUIRED AND BOARD RECOMMENDATION

Ratification of the selection of PWC as the Company's independent auditors requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PWC TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

                                    OTHER BUSINESS

     The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.


                        STOCKHOLDER PROPOSALS TO BE PRESENTED
                                AT NEXT ANNUAL MEETING

     Proposals that stockholders desire to have included in the Company's proxy materials for the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices (650 Castro Street, Suite 210, Mountain View, California 94041) no later than June 2, 1999, and must satisfy the conditions established by the SEC for stockholder proposals to be included in such proxy materials.

     Proxies received in connection with the 1999 Annual Meeting of Stockholders will confer on the Company discretionary authority (i) to vote on any stockholder proposal which is received by the Company after August 15, 1999 and
(ii) to vote on any stockholder proposal which is received by the Company on or before August 15, 1999 if the proxy statement includes advice on the nature of the matter and how the Company intends to exercise its discretion to vote on such matter.


                                     FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB for Fiscal 98 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of the Annual Report for Fiscal 98 which incorporates the Form 10-KSB as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, QCS Corporation, 650 Castro Street, Suite 210, Mountain View, California 94041.

                                        By Order of the Board of Directors


                                        /s/ Marcel van Heesewijk

                                        Marcel van Heesewijk
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER
                                        AND CHAIRMAN OF THE BOARD
Mountain View, California
September 30, 1998

                                   QCS CORPORATION
                             650 Castro Street, Suite 210
                           Mountain View, California 94041

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Marcel van Heesewijk and Louis A. Delmonico and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of QCS Corporation to be held at the Hyatt Rickeys Hotel, located at 4219 El Camino Real, Palo Alto, California 94306, on October 29, 1998, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES TO THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO QCS.NET CORPORATION, "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CUMULATIVE DIVIDEND TO WHICH THE HOLDERS OF THE COMPANY'S SERIES A CONVERTIBLE PREFERRED STOCK PREVIOUSLY HAVE BEEN ENTITLED, "FOR" THE RATIFICATION AND APPROVAL OF THE OPTION PLAN AND THE AMENDMENT OF THE OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER, "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


                        YOUR VOTE IS IMPORTANT!  PLEASE VOTE.

                             (Continued on reverse side)

BACK OF CARD

--------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS

     ____  FOR all nominees listed below.

     ____ FOR all nominees listed below except as marked below to the contrary.

     ____  WITHHOLD AUTHORITY to vote for all nominees listed below.

                                                  (Vote Withheld)
     NOMINEES:  1.    Marcel van Heesewijk             ____
                2.    Mattheus Wegbrans                ____
                3.    Johan Vunderink                  ____
                4.    Louis A. Delmonico               ____

2. APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO QCS.NET CORPORATION

       Vote For  ____          Vote Against  ____              Abstain  ____

3. APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CUMULATIVE DIVIDEND ON THE SERIES A CONVERTIBLE PREFERRED STOCK

       Vote For  ____          Vote Against  ____              Abstain  ____


4. RATIFY AND APPROVE THE QCS CORPORATION 1997 STOCK OPTION PLAN AND AMENDMENT THERETO

        Vote For  ____          Vote Against  ____              Abstain  ____

5.   RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

       Vote For  ____          Vote Against  ____              Abstain  ____

and to vote on such other business as may properly come before the meeting

                                                            Dated:_______, 1998

                                        ______________________________________
                                        Signature of Stockholder(s)

                                        ______________________________________
                                        Signature of Stockholder(s)

                                        Please sign exactly as name appears
                                        hereon.  When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                THANK YOU FOR VOTING.